UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05009

COLORADO BONDSHARES —

A TAX-EXEMPT FUND

(Exact name of registrant as specified in its charter)

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Address of principal executive offices) (Zip code)

FRED R. KELLY, JR.

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-572-6990

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2020

ITEM 1. REPORTS TO STOCKHOLDERS.

November 23, 2020

Dear Shareholders:

It would be hard to visualize a scenario more positive than the way we started the year. The first four months were so promising. Then COVID struck and that’s where the story really begins. After posting a 7.1% share price decline in March which, by itself, was record breaking, the share price stabilized (after a couple of months) and began its recovery. Net assets dropped from our high of $1.5 billion to $1.384 billion. In particular, our fund experienced redemptions of $50 million which was far less than many of our peers. During the market volatility, we put $200 million of your dollars to work on carefully chosen projects purchased in the secondary market. Truth be told, we should have bought more but we erred on the side of caution to preserve liquidity in case conditions got even worse. It was our goal to improve income in order to positively impact dividends. That worked to a degree but sadly some of our high coupon holdings were also refinanced which left us just about even for the year. Still in a 1% or less return fixed income world, our current dividend of 3.80% looks pretty good. Our record of never having a negative year stayed intact, though it seemed doomed earlier.

By the end of the fiscal year, the price had almost totally come back from its decline and business resumed as if nothing at all had happened. New municipal bond issues set a fast pace in the fall of 2020 with Colorado issuing just under $10 billion with about $77 billion outstanding. Issuers sought to get their debt sold prior to the election to hedge against the uncertainty of the Presidential race.

So, most of our shareholders did not panic and stood their ground. Most of our issuers successfully managed through a crisis of pandemic proportions. Hence, we ended the year just about where we began. Sometimes boring is bountiful. In the interim, as noted in our attached annual report, we distributed $60 million in income to our shareholders, whom we proudly serve.

As far as the future goes, I don’t think I can begin to properly assess it. We know the world changed in 2020, we just don’t know by how much or in what direction. Interests hostile to everything I hold dear have prevailed and the mystery now is whether those successes will be short-lived or permanent. Have we, by our actions, unwittingly instructed the Chinese and other adverse parties in the endless possibilities of viral warfare? I hope not. Regarding the election, more people went to the polls than any other time in history and that is encouraging for democracy. Unfortunately, by everyone’s count half of them got it wrong.

Colorado BondShares has been time-tested over its 33-year history. It has been stress tested by various economic downturns and now it has proven its resiliency even during a pandemic. I fully expect it will continue to do so even if there are more “rocky” days ahead.

On a personal note, I mourn the loss this morning of our most loyal shareholder. Good or bad, high or low, no matter what, she was unwavering in her support. She was my mom, age 98 1/2.

Sincerely,

Fred R. Kelly, Jr.

Portfolio Manager

Officers and Trustees

George N. Donnelly, Chairman of the Board of Trustees, Interim President, Secretary, Treasurer and Trustee

Bruce G. Ely, Trustee

James R. Madden, Trustee

Fred R. Kelly, Jr., Portfolio Manager

Investment Adviser

Freedom Funds Management Company

Transfer, Shareholder Servicing, and Dividend Disbursing Agent

Freedom Funds Management Company

Distributor

Colorado Financial Service Corporation

Custodian of Portfolio Securities

UMB Bank, N.A.

Independent Registered Public Accounting Firm

Plante & Moran, PLLC

Special Legal Counsel

Kutak Rock LLP

This report is submitted for the general information of the shareholders of Colorado BondShares — A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares — A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

FEDERAL INCOME TAX INFORMATION

(unaudited)

The Fund hereby designates the following amount for the Fund’s fiscal year ended September 30, 2020:

Exempt interest dividends: 95.95%

In early 2021, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2020. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Individual shareholders should refer to their Form 1099s or other tax information to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisers.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fiscal year 2020 was a memorable one. Political polarization continued to rise, resulting in conflicts across society. The tension between the US and China deteriorated to new lows, marked by trade tariffs, accusations of spying and stealing corporate secrets, and disagreements over the sovereignty of Hong Kong and Taiwan. In addition to that, the emergence and rapid spread of COVID-19 shutdown the economy, creating elevated levels of volatility across the financial markets. In spite of these unfavorable conditions, the Fund was still able to achieve its goal of providing a stable and attractive stream of income while preserving capital. This goal was accomplished by diligently underwriting investments, focusing on the Colorado market, and investing in bonds that are robustly collateralized and supported by stable cash flows. Even though uncertainty about the future is abundant, the Fund is well positioned to achieve its income and capital preservation goals in whatever scenario unfolds.

The longest economic expansion on record came to an end in 2020. In hopes of slowing the spread of COVID-19, governments around the world implemented lockdowns, which froze the global economy, causing unemployment to spike to record levels and economic activity to contract by a previously unthinkable amount. Although most industries felt the effects of the lockdowns, the decline was not uniformly spread across the economy. Tourism, brick & mortar retail, and restaurants were disproportionately affected. States that heavily rely on tourism, such as Nevada, Florida, and Hawaii, and urban environments where social distancing is challenging, like New York City and San Francisco, struggled as consumers altered their lifestyles to deal with the new landscape. The federal government reduced the economic fallout by unleashing a stimulus package of gigantic proportions. These policies were aimed at alleviating short-term cash flow problems and preventing a financial collapse due to the inability of citizens and businesses to temporarily meet their financial obligations. Businesses and consumers adjusted with time and some of the economy recovered as a result. Initially, many hoped that the pandemic would be short-lived, allowing the economy to quickly regain its prior footing. It now appears likely that the pandemic will inflict lasting scars on the economy. The amount of damage caused by the pandemic will depend on numerous factors, such as the time taken to produce a vaccine, the effectiveness of the vaccine, future rounds of fiscal stimulus, and whether lockdowns return. There are many unknowns surrounding these factors, which makes economic forecasting more challenging than usual. In spite of this uncertainty, the investments in the Fund are backed by stable cash flows and structured in ways to minimize downside risks, which should allow them to perform well in various economic environments.

In tandem with US legislators, the members of the Federal Reserve also enacted policies in order to support the economy and the financial markets, including cutting the Federal Funds rate to zero, opening US Dollar swap lines with foreign central banks, and buying financial assets through quantitative easing. These policies unleashed a wave of liquidity that reflated stock markets and pushed down credit spreads. The stabilization of the credit markets permitted corporations to issue a large amount of debt in order to refinance near-term maturities as well as increase their cash balances to deal with the unexpected. The rapid increase in debt, particularly at the Federal level, has caused some to worry that interest rates will spike in the future. To date, the Federal Reserve has adjusted its policies to prevent this from happening. Economic theory suggests that a rise in supply will cause prices to drop (interest rates to increase), holding all else constant. Although the supply of Treasuries increased, the Fed increased the demand for Treasuries as well. They accomplished this by adjusting the supplementary leverage ratio, a Basel III policy that governs the gross assets a bank can hold, to exclude Treasuries from the calculation, thereby increasing the buying capacity of the banks for these securities. Also, through quantitative easing, the

Federal Reserve bought billions of dollars worth of Treasuries. The supply of Treasuries increased, but demand did as well, which helped interest rates remain at historically low levels. In addition to the aforementioned policies, the Fed committed to keep rates low for a considerable period as well as changed its inflation mandate to permit inflation to run above its 2% target for some time in order to help the economy reduce its perceived inflation deficit. Although these policies are untested, it is possible that they will allow the Fed to keep interest rates at low levels into the foreseeable future.

Similar to other states, Colorado was adversely affected by COVID-19 and experienced a historically large increase in unemployment and drop in GDP. In spite of the uncertainty created by COVID-19, the Colorado economy appears well situated to weather whatever the future holds as a result of its diversity and attractive business environment. Colorado is home to a wide breadth of industries, including technology, aerospace, oil & gas, financial services, defense, health care, and tourism. Even though the oil & gas industry is experiencing difficult times due to low oil prices, the technology industry is growing as the pandemic pushes people and businesses to do more online than before. This economic diversity creates stability at a macro level and permits the economy to grow even if an important industry is struggling. Additionally, Colorado offers an attractive environment, highlighted by low taxes, a business-friendly climate, active lifestyle options, and affordable living relative to the coastal cities. Firms continue to relocate within its borders to take advantage of this. In August, Palantir Technologies, a big-data technology company that recently went public at a multibillion valuation, announced that it will relocate its head-office to Denver from Palo Alto. Additionally, this year Google announced that it planned to potentially double its workforce in Colorado, and Amazon announced in August that Denver was one of six cities in which it intends to expand its operations. COVID-19 could accelerate this relocation trend as people and employers from coastal cities reassess their situations. Although COVID-19 will likely continue to disrupt the Colorado economy, its underlying strength and stability should allow the state to navigate any short-term disruptions as well as excel over the long term.

A large portion of the Fund’s investments are secured by residential real estate. This asset class continues to perform well. Before the onset of COVID-19, the main issue afflicting the residential market was high prices created by the tight supply and demand situation. On the demand side, over the past ten years, there has been a trend in the US of people leaving states in the Northeast, which are typically characterized by high taxes, expensive housing, and cold winters, to states in the South and West that offer a desirable lifestyle and a business friendly climate. Colorado has been one of the chief beneficiaries of this migration trend. On the supply side, the construction of new homes has not kept pace with demand, driven by a shortage of land and labor, lack of financing, and permitting delays. Even though housing starts have increased over the past few years, they are still notably below their long-term trendline. The shortage of homes is highlighted by the dearth of inventory available for sale, which reached the lowest level in many, many years in 2020. Before COVID-19, the residential market cooled off as interest rates increased, driven by the tightening campaign of the Fed, which made a home purchased with the help of financing out of reach for many. This trend then started to reverse in the middle of last year when the Fed, in order to support a weakening economy, began lowering rates again, which also increased housing affordability.

COVID-19 affected the residential market in many ways. Initially, it froze transactions as stay-at-home orders halted everyday activity. Many people speculated that housing would be adversely impacted by the pandemic but that has not happened to date. First, a large portion of the job losses were concentrated in retail, hospitality, and food & beverage sectors. These jobs are often low paying, increasing the likelihood that these workers rent instead of own their accommodations. Second, the sizable drop in mortgage rates fueled demand from those who did not lose their jobs and/or decided to move from an urban location to a suburban one. The boost in demand coupled with low inventory caused prices to push up again. Although inventory has remained at low levels, there is a risk that foreclosures could change the dynamics of this equation. After the start of the pandemic, the government instituted a forbearance program and a foreclosure moratorium. Given the elevated level of mortgage delinquencies, these programs prevented forced sellers from entering the marketplace. If the lost jobs are not recovered and the government does not provide direct or indirect financial support to delinquent homeowners, the housing market could experience a wave of forced selling in the future. Although this represents a risk, the likelihood of a crash is low due to the ongoing housing deficit, the continuation of low mortgage rates, and positive migration trends. These factors should support housing values and the Fund’s investments, even during a downside scenario.

The Fund also has a notable allocation to bonds secured by charter schools. This sector has many favorable characteristics. Charter schools receive funding on a per pupil basis. In order to boost/maintain funding, the school’s administrators need to increase/sustain enrollment, which is often correlated to their students achieving high test scores. This creates accountability with the teachers and school administrators, which usually drives them to excel at teaching while being mindful of costs. Additionally, these bonds are typically collateralized by real estate, providing another layer of downside protection. The charter school bonds performed well during the pandemic as administrators adjusted policies, curriculums, and teaching methods to the new environment, which kept enrollment steady.

2020 was a volatile year for the municipal bond market. In March, the financial markets began to price in the approaching economic slowdown as well as to discount a future filled with an increasing number of unknowns. The municipal bond market was caught up in these liquidations, even on securities with stable underlying cash flows. After the broad markets stabilized, the municipal bond market began to recover, clawing back its losses and, according to the Bloomberg Barclays Muni Debt Fund Index, ending fiscal year 2020 with a positive total return that was within reach of the 10-year average return of the index. Some issues within the sector, such as bonds secured by stadiums, continue to trade at a discount to par, while others, such as bonds secured by the property taxes of stable and growing residential subdivisions, have increased to new highs. With rates across the world at extraordinarily low levels and even negative on some sovereign issues in Europe and Japan, the hunt for yield will likely increase, which should put downward pressure on spreads and support valuations on high-quality issues.

During the fiscal year ending September 30, 2020, the Fund returned 3.83%, showcasing its stability and consistency, even during volatile times. This was accomplished by focusing the Fund’s investments in bonds secured by stable and growing cash flows and structured with added security to minimize the downside. Unlike many of its peers, the Fund does not use leverage. Although leverage boosts returns during good times, it also magnifies mistakes and risky exposures during bad times. The Fund also typically maintains a reasonably sized balance of cash in order to capitalize on unexpected opportunities, which often consist of securities trading at attractive discounts. During the COVID-19 induced sell-off, the Fund purchased approximately $110 million worth of assets at discounted prices. Finally, the Fund has maintained an average duration that is shorter than its peer group in order to mitigate the risk of a sharp and unexpected rise in interest rates. Implementing this strategy has helped the Fund outperform over time. According to Morningstar, the Fund has been ranked in the first percentile category in terms of annual performance six times since 2010.

The Fund maintained its strategy of allocating a sizable amount of its portfolio to short-term investments. Although these investments have lower coupons than many long-term securities, they provide additional protection against market uncertainty, particularly interest rate shocks. Management believes that it is easier to recover lost income than lost principal. In addition to that conservative positioning, many municipal bond issuers in Colorado took advantage of the low rate environment to refinance existing issues, which put downward pressures on coupons. Despite these factors, the Fund’s distribution has been steady over the past few years after adjusting for realized capital gains. The Fund distributed $0.37 per share of income during fiscal year 2020, which is 12% lower than the $0.42 per share distributed in fiscal year 2019. The drop in the distribution between 2020 and 2019 is almost entirely due to a large capital gain distributed in 2019. In fiscal year 2018, the Fund distributed $0.38 per share, which was 3% higher than the amount distributed in fiscal year 2020. Like 2019, the difference in distributable income between 2020 and 2018 was almost entirely due to a realized capital gain. Management understands the importance of the Fund’s distribution and will continue to look for ways to maximize it without exposing the Fund to excessive or imprudent risks.

PERFORMANCE SUMMARY (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COLORADO BONDSHARES(1)

THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(4)

AND THE BLOOMBERG BARCLAY MUNICIPAL BOND TOTAL RETURN INDEX(5)

(1)

Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

*

Fiscal year ended September 30, 2016 includes a principal write down of approximately $14.5 million due to an adverse decision by the Colorado State Court of Appeal on the Marin Metropolitan District bonds that is a non-recurring event outside of the control of the Fund.

(2)

Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period. Average annual total returns for the one-year, five-year and ten-year periods ended September 30, 2020 are -1.11%, 3.84%, and 4.11%, respectively. Average annual total includes the imposition of the sales charge and assumes the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(3)	Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(4)

The Lipper General Municipal Debt Fund Index is a non-weighted index of the 30 largest funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Lipper General Municipal Debt Fund Index reflects no deductions for fees, expenses or taxes, includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(5)

The Bloomberg Barclay Municipal Bond Total Return Index which replaced the Barclays Capital Municipal Bond Total Return Index (the “Barclay Index”) is considered representative of the broad market for investment grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Bloomberg Barclay Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Bloomberg Barclay Index. Unlike the Fund which invests primarily in not rated securities on issues of any size, the Bloomberg Barclay Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. Some of these differences between the portfolio of the Fund and the securities represented by the Bloomberg Barclay Index may cause the performance of the Fund to differ from the performance of the Bloomberg Barclay Index.

CREDIT QUALITY (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2020

SECTOR BREAKDOWN (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2020

* Cash & equivalents include cash and receivables less liabilities.

** Short-term investments include securities with a maturity date or redemption feature of one year or less, as identified in the Schedule of Investments.

Officers and Trustees of the Fund

The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board of Trustees supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the trustee dies, resigns, retires, or is removed. The Statement of Additional Information of the Fund includes additional information about Fund trustees and is available, without charge, upon request. Shareholders may call (800) 572-0069 to request the Statement of Additional Information.

Name, Address and Age	Position held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years:	Other Directorships Held By Director
Non-Interested Trustees

Bruce G. Ely 1200 17th Street, Suite 850 Denver CO 80202 Age: 69	Trustee since July 2002	Mr. Ely was a Regional Director for Cutwater Asset Management, a wholly owned subsidiary of MBIA, Inc., until his retirement in September 2013.	None

James R. Madden 1200 17th Street, Suite 850 Denver CO 80202 Age: 76	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of The Community Bank in western Kansas. He has been a bank director for 25 years.	None

Interested Trustees*

George N. Donnelly 1200 17th Street, Suite 850 Denver CO 80202 Age: 73	Chairman of the Board of Trustees, Trustee since inception of the Fund in 1987 and Interim President, Secretary and Treasurer of the Fund since September 26, 2008	Mr. Donnelly was a Senior Regional Vice President for Phoenix Life Insurance Company until his retirement in January 2010.	None

*George N. Donnelly is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table above. None of the trustees nor the officers of the Fund have any position with the Investment Adviser, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Compensation

The Board met three times during the fiscal year ended September 30, 2020. The following tables show the compensation paid by the Fund to each of the trustees during that year:

Name of Person, Position(s) with the Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation from Fund Paid to Such Person

Non-Interested Trustees

Bruce G. Ely, Trustee	$3,000	N/A	$3,000

James R. Madden, Trustee	3,000	N/A	3,000

Interested Trustees

George N. Donnelly, Trustee, Interim President, Secretary and Treasurer	3,000	N/A	3,000

No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2020. The officers and trustees of the Fund, as a group, received $9,000 in compensation from the Fund for services to the Fund during the 2020 fiscal year.

Other Information

Proxy Voting Record

The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered during the 12 months ended June 30, 2020 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov or you may call us at 1-800-572-0069.

Quarterly Statement of Investments

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. For periods ending on or after March 31, 2019, the Fund will file on Form N-PORT. Shareholders may view the filed Form N-Q and N-PORT by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-732-0330 or you may call us at 1-800-572-0069.

Trustees Approve Advisory Agreement

The Board of Trustees (the “Trustees”) of Colorado BondShares — A Tax-Exempt Fund unanimously approved the continuance of the Fund’s Investment Advisory and Service Agreement with Freedom Funds Management Company (“Freedom Funds”) at a meeting held on August 28, 2020. In approving the Advisory Agreement, the Trustees, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by Freedom Funds or its affiliates in connection with providing services to the Fund, compared the fees charged by Freedom Funds to those paid by similar funds, and analyzed the expenses incurred by Freedom Funds with respect to the Fund. The Trustees also considered the Fund’s performance relative to a selected peer group, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. The Trustees determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders. Matters considered by the Trustees in connection with its consideration of the Advisory Agreement included, among other things, the following:

1. Investment Adviser Services

Freedom Funds manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. In addition, Freedom Funds administers the Fund’s daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities. In considering the nature, extent and quality of the services provided by Freedom Funds, the Trustees believe that the services provided by Freedom Funds have provided the Fund with superior results. At the same time, Freedom Fund’s fee structure is equal to or lower than the comparable funds. The Trustees noted the Fund’s focus is inherently more labor intensive. Under the circumstances, the Trustees found the fee structure to be justified.

2. Investment Performance

The Trustees reviewed the performance of the Fund compared to other similar funds, and reported that the current (as of August 27, 2020) net asset value was $9.204 per share and the current distribution yield (based on net asset value) was 3.78% (also as of August 27, 2020). Since the overall structure of the portfolio was satisfactory and the performance of the Fund, measured in terms of distribution yield and total return, was comparable amongst its peer group, no changes to either the type of assets or manner of operations were recommended.

3. Expense Ratios

The Trustees reviewed the performance (measured by distribution yield), fees and expense ratios of all municipal bonds funds in our peer group. The Trustees considered the fact that the Fund’s unique focus on non-rated bonds, while geared toward producing superior investment results, often required additional expenses. While expenses can vary with non-rated bonds (principally as a result of litigation with respect to defaulted issues and higher monitoring costs occasioned by less readily available information), the Trustees noted the Fund’s performance for the current year.

4. Management Fees and Expenses

The Trustees reviewed the investment advisory fee rates payable by the Fund to Freedom Funds. As part of its review, the Trustees considered the estimated advisory fees and the Fund’s estimated total expense ratio for the one-year period as of August 28, 2020 as compared to other municipal bonds in its peer group identified by Freedom Funds. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by Freedom Funds, the Trustees concluded that the advisory fees charged by Freedom Funds for the advisory and related services to the Fund and the Fund’s total expense ratio are reasonable. The management fee is one half of one percent of total net assets managed. Such fee is payable to Freedom Funds on a monthly basis. This fee is comparable to other municipal bond funds identified by Freedom Funds and is consistent with national funds many times the Fund’s size.

5. Profitability

The Trustees reviewed the level of profits realized by Freedom Funds and relevant affiliates thereof in providing investment and administrative services to the Fund. The Trustees considered the level of profits realized without regard to revenue sharing or other payments by Freedom Funds and its affiliates to third parties in respect to distribution of the Fund’s securities. The Trustees also considered other direct or indirect benefits received by Freedom Funds and its affiliates in connection with its relationship with the Fund and found that there were none. The Trustees concluded that, in light of the foregoing factors and the nature, extent and quality of the services provided by Freedom Funds, the profits realized by Freedom Funds are reasonable.

6. Economies of Scale

In reviewing advisory fees and profitability, the Trustees also considered the extent to which Freedom Funds and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Trustees acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds, particularly in an environment where costs are rising due to changing regulations. The Trustees reviewed data summarizing the increases and decreases in the assets of the Fund over various time periods, and evaluated the extent to which the total expense ratio of the Fund and Freedom Fund’s profitability may have been affected by such increases or decreases. Between October 2019 and August 27, 2020, total net assets of the Fund under management by Freedom Funds increased from $1,422.2 billion to $1,477.5 billion. The number of shares of the Fund that have been redeemed has been less than the number of new shares issued by the Fund, and as a result the Fund continues to grow at what the Trustees determined was a healthy level. Additionally, the Fund’s total assets have recovered to just slightly below where they were pre-COVID.

Based upon the foregoing, the Trustees concluded that the benefits from the economies of scale are currently being shared equitably by Freedom Funds and the Fund. The Trustees also concluded that the structure of the advisory fee can be expected to cause Freedom Funds, its affiliates and the Fund to continue to share such benefits equitably and that breakpoints need not be instituted at this time.

After requesting and reviewing these and other factors that they deemed relevant, the Trustees concluded that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Freedom Funds also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”).

Freedom Funds’ duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay Freedom Funds at a rate intended to represent Freedom Funds’ cost of providing such services. This fee would be in addition to the investment advisory fee payable to Freedom Funds under the Advisory Agreement.

FUND EXPENSES (unaudited)

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and compare these costs with those of other mutual funds. The examples (actual and hypothetical 5% return) are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

As a shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund’) you can incur two types of costs:

•	Sales charges (front loads) on fund purchases and

•

Ongoing fund costs, including management fees, administrative services, and other fund expenses. All mutual funds have operating expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2020

Colorado BondShares — A Tax- Exempt Fund	Beginning Account Value 04/01/20	Ending Account Value 09/30/20	Expenses Paid During Period(1)
Based on Actual Fund Return	$1,000.00	$1,064.88	$2.95
Based on Hypothetical 5% Annual Return Before Expenses	$1,000.00	$1,022.15	$2.89

(1)

The expenses shown in this table are equal to the Fund’s annualized expense ratio of 0.57% for fiscal year ended September 30, 2020, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher. You can find more information about the Fund’s expenses in the Financial Statements section of this report. For additional information on operating costs please see the Fund’s prospectus.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Colorado BondShares — A Tax-Exempt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Colorado BondShares — A Tax-Exempt Fund (the “Fund”) as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years ended September 30, 2020 and 2019, and the financial highlights for each of the three years ended September 30, 2020, 2019, and 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colorado BondShares — A Tax-Exempt Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years ended September 30, 2020 and 2019, and the financial highlights for each of the three years ended September 30, 2020, 2019, and 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The Fund’s management is responsible for these financial statements. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits, which included confirmation of securities at September 30, 2020 by correspondence with the custodian, provide a reasonable basis for our opinion.

Plante & Moran, PLLC

We have served as the Fund’s auditor since 2014.

Denver, Colorado

November 24, 2020

Report of Independent Public Accounting Firm

To the Shareholders and Board of Trustees of

Colorado BondShares — A Tax-Exempt Fund

We have audited the accompanying financial highlights for each of the two years ended September 30, 2017 and 2016 of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), and the related notes. These financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial highlights are free of material misstatement.

In our opinion, the financial highlights referred to above present fairly, in all material respects, the financial highlights of Colorado Bond Shares — A Tax-Exempt Fund for each of the two years ended September 30, 2017 and 2016, in conformity with accounting principles generally accepted in the United States of America.

EKS&HLLLP

November 26, 2017

Denver, Colorado

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments

September 30, 2020

Colorado Municipal Bonds 50.2%	Maturity	Coupon	Principal	Value

Colorado 100.0%
ABERDEEN METROPOLITAN DISTRICT #1	12/1/2035	7.50%	$1,600,000	$476,000
ANTHOLOGY WEST METROPOLITAN DISTRICT #4(g)	12/15/2037	6.00%	6,440,000	6,494,160
ANTHOLOGY WEST METROPOLITAN DISTRICT #5, SER A	12/1/2049	4.88%	4,630,000	4,604,442
ANTHOLOGY WEST METROPOLITAN DISTRICT #5, SER B SUBS(g)	12/15/2049	7.63%	698,000	702,774
BANNING LEWIS RANCH METROPOLITAN DISTRICT #3 – SENIOR 2015A	12/1/2045	6.13%	1,775,000	1,818,026
BANNING LEWIS RANCH REGIONAL METROPOLITAN DISTRICT	12/1/2048	5.38%	2,500,000	2,605,350
BANNING LEWIS RANCH REGIONAL METROPOLITAN DISTRICT, SERIES 2018B(g)	12/15/2041	7.75%	625,000	651,344
BASE VILLAGE METROPOLITAN DISTRICT NO. 2(g)	12/15/2048	6.50%	3,500,000	2,798,740
BENNETT CROSSING METROPOLITAN DISTRICT NO. 1	12/1/2049	6.13%	6,160,000	6,497,938
BENT GRASS METROPOLITAN DISTRICT	12/1/2049	5.25%	1,690,000	1,732,723
BRAMMING FARM METROPOLITAN DISTRICT #1(d)	12/1/2044	6.00%	1,987,500	2,026,813
BRENNAN METROPOLITIAN DISTRICT – SENIOR 2016A	12/1/2046	5.25%	1,185,000	1,213,357
BRENNAN METROPOLITAN DISTRICT – SUBORDINATE 2016b(g)	12/15/2046	7.50%	516,000	523,049
BRIGHTON CROSSING METROPOLITAN DISTRICT #4 – SENIOR 2017A	12/1/2037	5.00%	525,000	545,769
BRIGHTON CROSSING METROPOLITAN DISTRICT NO. 4, SER 2017A	12/1/2047	5.00%	2,965,000	3,040,696
BRIGHTON CROSSING METROPOLITAN DISTRICT #4 – SUBORDINATE 2017B(g)	12/1/2047	7.00%	670,000	680,693
CASTLE OAKS METROPOLITAN DISTRICT #3	12/1/2044	6.25%	2,860,000	2,973,542
CASTLE OAKS METROPOLITAN DISTRICT #3 – SERIES 2016	12/1/2045	5.50%	2,345,000	2,433,688
CASTLE OAKS METROPOLITAN DISTRICT #3 – SERIES 2017	12/1/2037	5.00%	3,275,000	3,399,024
CASTLEVIEW METROPOLITAN DISTRICT NO. 2	12/1/2050	5.00%	3,435,000	3,439,294
CITY CTR WEST RSDL METROPOLITAN DISTRICT NO. 2	12/1/2049	5.00%	1,040,000	1,055,569
CITY CTR WEST RSDL METROPOLITAN DISTRICT NO. 2, SUBORDINATES(g)	12/15/2049	7.75%	1,425,000	1,434,248

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
CITYSET METROPOLITAN DISTRICT #2	12/1/2030	0.00%	$6,075,000	$6,075,000
CITYSET METROPOLITAN DISTRICT #2	12/1/2040	0.00%	8,360,000	8,360,000
CITYSET METROPOLITAN DISTRICT #2	12/1/2045	0.00%	3,180,000	3,180,000
COLLIERS HILL METROPOLITAN DISTRICT #2 – SUBORDINATE 2017B(g)	12/15/2047	8.50%	3,501,000	3,536,675
COLORADO CENTRE METROPOLITAN DISTRICT – SERIES B(g)(i)(j)	1/1/2032	0.00%	6,530,503	3,428,514
COLORADO CENTRE METROPOLITAN DISTRICT – SERIES 1992 P/O(e)(i)	1/1/2027	0.00%	2,051,580	1,919,274
COLORADO CENTRE METROPOLITAN DISTRICT – SERIES 1992 I/O(f)(i)(j)	1/1/2027	9.00%	2,024,362	1,619,490
COLORADO CROSSING METROPOLITAN DISTRICT #2	12/1/2047	7.50%	7,391,000	7,608,074
CECFA – SWALLOW ACADEMY CHARTER SCHOOL	11/15/2027	5.35%	3,420,000	3,473,420
CECFA-NEW VISION CHARTER SCHOOL	6/1/2025	5.38%	23,135,000	23,217,129
CECFA – GRAND PEAK ACADEMY CHARTER SCHOOL	7/1/2025	5.60%	20,975,000	21,050,720
CECFA GLOBAL VILLAGE ACADEMY CHARTER SCHOOL, SER A	7/1/2025	5.35%	2,540,000	2,541,270
CECFA ADDENBROOKE CLASSICAL ACADEMY	6/1/2027	4.50%	25,285,000	26,010,680
CECFA IMAGINE CHARTER SCHOOL AT FIRESTONE	6/1/2027	4.50%	17,380,000	18,180,001
CECFA – MONARCH MONTESSORI CHARTER SCHOOL – EXCHANGE	5/15/2025	4.75%	8,325,000	8,325,000
CECFA – ACADEMY OF ADVANCED LEARNING	6/1/2027	4.38%	8,420,000	8,405,097
COLORADO HOUSING & FINANCE AUTHORITY(a)(j)	12/1/2013	0.00%	3,755,000	3,755,000
CHFA – CASEY’S POND SENIOR LIVING(l)	6/1/2032	0.00%	8,110,000	4,460,500
CHFA – CASEY’S POND SENIOR LIVING(l)	6/1/2042	0.00%	10,665,000	5,865,750
CHFA – CASEY’S POND SENIOR LIVING(l)	6/1/2047	0.00%	8,600,000	4,730,000
COLORADO INTERNATIONAL CENTER METROPOLITAN DISTRICT #3	12/1/2031	4.63%	635,000	644,449
COLORADO SPRINGS URBAN RENEWAL AUTHORITY	12/15/2030	6.75%	713,000	713,763
CONIFER METROPOLITAN DISTRICT	12/1/2030	0.00%	10,000,000	4,000,000
CONIFER METROPOLITAN DISTRICT	12/1/2032	0.00%	1,450,000	580,000
CONIFER METROPOLITAN DISTRICT	12/1/2033	0.00%	1,550,000	620,000
CONSTITUTION HEIGHTS METROPOLITAN DISTRICT	12/1/2049	5.00%	1,765,000	1,831,999

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
COPPERLEAF METROPOLITAN DISTRICT #3	12/1/2037	5.00%	$1,000,000	$1,026,460
COUNTRY CLUB HIGHLANDS METROPOLITAN DISTRICT	12/1/2037	7.25%	1,030,000	875,500
CUCHARES RANCH METROPOLITAN DISTRICT	12/1/2045	5.00%	2,062,000	2,095,157
DENVER INTL BUSINESS CTR METROPOLITAN DISTRICT NO. 1 – SERIES 2019B SUB(g)	12/1/2048	6.00%	4,585,000	4,756,387
DENVER WEST PROMENADE METROPOLITAN DISTRICT	12/1/2031	5.13%	500,000	509,620
DENVER WEST PROMENADE METROPOLITAN DISTRICT	12/15/2046	6.00%	500,000	506,350
UNITED W & S – EAST CHERRY CREEK(c)	11/15/2023	5.00%	3,493,000	3,501,733
ELBERT & HWY 86 COML METROPOLITAN DISTRICT	12/1/2032	7.50%	4,500,000	3,375,000
ERIE FARM METROPOLITAN DISTRICT – SERIES 2016A	12/1/2045	5.50%	2,000,000	2,049,500
ERIE HIGHLANDS METROPOLITAN DISTRICT #1 – SENIOR 2015A	12/1/2045	5.75%	2,620,000	2,684,819
ERIE HIGHLANDS METROPOLITAN DISTRICT #1 – SUBORDINATE 2015B(g)	12/15/2045	7.75%	708,000	719,278
ERIE HIGHLANDS METROPOLITAN DISTRICT NO2, SER 2018A	12/1/2048	5.25%	6,000,000	6,122,940
ERIE HIGHLANDS METROPOLITAN DISTRICT NO 2, SER 2018B SUBORDINATES(g)	12/15/2048	7.63%	1,819,000	1,854,034
FITZSIMONS VILLAGE METROPOLITAN DISTRICT NO. 1, SER B SUBS(g)	12/15/2049	7.00%	611,000	587,440
FLATIRON MEADOWS METROPOLITAN DISTRICT	12/1/2046	5.13%	2,000,000	2,031,680
FLYING HORSE METROPOLITAN DISTRICT NO. 2 SER 2020 SUBS(g)	12/15/2050	7.25%	15,405,000	15,492,654
FLYING HORSE METROPOLITAN DISTRICT NO 3(g)	12/1/2049	6.00%	2,965,000	3,010,958
FOREST TRACE METROPOLITAN DISTRICT #3 – SUBORDINATE 2016B(g)	12/15/2046	7.25%	683,000	760,404
FORT LUPTON GOLF COURSE(a)	12/15/2037	0.00%	620,000	6,200
GODDING HOLLOW METROPOLITAN DISTRICT	12/1/2034	6.50%	925,000	952,759
GREAT WESTERN PARK METROPOLITAN DISTRICT #2 – SENIOR 2016A	12/1/2026	4.00%	585,000	590,634
GREAT WESTERN PARK METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	7.25%	775,000	782,944
GREEN GABLES METROPOLITAN DISTRICT #1 – SENIOR 2016A	12/1/2046	5.30%	1,250,000	1,312,625

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
GREEN GABLES METROPOLITAN DISTRICT #1 – SUBORDINATE 2016B(g)	12/15/2046	7.75%	$740,000	$824,841
GREEN GABLES METROPOLITAN DISTRICT NO. 2 SERIES 2018B SUBORDINATE(g)	12/15/2048	8.25%	1,689,000	1,735,127
GREEN VALLEY RANCH EAST METROPOLITAN DISTRICT NO. 6	12/1/2050	5.88%	3,325,000	3,442,705
HIGHLANDS METROPOLITAN DISTRICT #2 – SENIOR 2016A	12/1/2046	5.13%	1,960,000	2,004,806
HIGHLANDS METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	7.50%	1,269,000	1,289,482
HIGHLANDS-MEAD METROPOLITAN DISTRICT	12/1/2050	5.13%	1,395,000	1,405,797
HUNTER’S OVERLOOK METROPOLITAN DISTRICT NO. 5, SUBS(g)	12/15/2049	8.50%	1,827,000	1,851,336
HYLAND VILLAGE METROPOLITAN DISTRICT	12/1/2027	8.00%	4,770,000	2,385,000
INDY OAK TOD METROPOLITAN DISTRICT SER A	12/1/2050	5.50%	1,075,000	1,133,985
INDY OAK TOD METROPOLITAN DISTRICT SER B(g)	12/15/2050	8.00%	736,000	771,946
IRON WORKS VILLAGE METROPOLITAN DISTRICT	12/1/2048	5.88%	1,500,000	1,580,145
JEFFERSON CENTER METROPOLITAN DISTRICT #1	12/1/2026	4.75%	1,728,000	1,792,731
JEFFERSON CENTER METROPOLITAN DISTRICT NO. 1 SUB SER B(g)	12/15/2050	5.75%	7,500,000	7,671,975
KARL’S FARM METROPOLITAN DISTRICT NO. 2, SER A	12/1/2040	5.38%	515,000	527,350
KARL’S FARM METROPOLITAN DISTRICT NO. 2, SER A	12/1/2050	5.63%	1,415,000	1,446,045
LEWIS POINTE METROPOLITAN DISTRICT – SENIOR 2015A	12/1/2044	6.00%	2,590,000	2,594,092
LEWIS POINTE METROPOLITAN DISTRICT – JUNIOR LIEN 2017C(g)	12/15/2047	9.00%	536,000	317,998
LEYDEN ROCK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2025	4.00%	500,000	512,830
LEYDEN ROCK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2033	4.38%	2,905,000	2,972,454
LEYDEN ROCK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2045	5.00%	1,525,000	1,566,465
LEYDEN ROCK METROPOLITAN DISTRICT – SUBORDINATE 2016B(g)	12/15/2045	7.25%	1,195,000	1,225,831
LEYDEN ROCK METROPOLITAN DISTRICT #10 – JUNIOR LIEN 2017C(g)	12/15/2049	10.75%	1,025,000	1,031,673

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
LINCOLN MEADOWS METROPOLITAN DISTRICT	12/1/2031	8.00%	$7,315,000	$7,434,820
LITTLETON VILLAGE METROPOLITAN DISTRICT #2	12/1/2045	5.38%	1,689,000	1,723,320
LITTLETON VILLAGE METROPOLITAN DISTRICT NO 2, SERIES 2018B SUBORDINATES(g)	12/15/2028	7.63%	1,140,000	1,190,422
MARIN METROPOLITAN DISTRICT(a)(j)	12/1/2028	0.00%	17,485,000	1,573,650
MARVELLA METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2046	5.13%	1,405,000	1,473,901
MAYFIELD METROPOLITAN DISTRICT, SERIES 2020 A	12/1/2050	5.75%	1,190,000	1,252,344
MAYFIELD METROPOLITAN DISTRICT, SERIES 2020 B SUBS(g)	12/15/2050	8.25%	622,000	650,967
MEADOWS METROPOLITAN DISTRICT #1(k)	6/1/2029	8.00%	30,730,000	31,953,976
MEADOWS METROPOLITAN DISTRICT #2(k)	6/1/2029	8.00%	23,830,000	24,779,149
MEADOWS METROPOLITAN DISTRICT #7(k)	6/1/2029	8.00%	15,440,000	16,054,975
MEADOWLARK METROPOLITAN DISTRICT SER A	12/1/2040	4.88%	520,000	523,032
MEADOWLARK METROPOLITAN DISTRICT SER A	12/1/2050	5.13%	750,000	755,805
MIDCITIES METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	7.75%	1,919,000	1,955,979
MIRABELLE METROPOLITAN DISTRICT NO. 2 SER 2020A SENIORS	12/1/2049	5.00%	1,250,000	1,263,063
MIRABELLE METROPOLITAN DISTRICT NO. 2, SER B SUBS(g)	12/15/2049	7.38%	1,473,000	1,457,445
MOUNT CARBON METROPOLITAN DISTRICT – SERIES 2004A(g)	6/1/2043	7.00%	197,916	197,916
MOUNT CARBON METROPOLITAN DISTRICT – SERIES 2004B(g)	6/1/2043	7.00%	1,410,000	1,410,000
MOUNT CARBON METROPOLITAN DISTRICT – SERIES 2004C(e)(g)	6/1/2043	0.00%	565,000	124,300
MOUNTAIN SHADOWS METROPOLITAN DISTRICT – SUBORDINATE 2016B(g)	12/15/2046	7.50%	1,800,000	1,829,790
MOUNTAIN SHADOWS METROPOLITAN DISTRICT – SUBORDINATE 2018C-1(g)	12/15/2040	10.00%	1,994,000	2,014,379
MURPHY CREEK METROPOLITAN DISTRICT #3	12/1/2026	6.00%	2,540,000	2,540,000
MURPHY CREEK METROPOLITAN DISTRICT #3	12/1/2035	6.13%	1,880,000	1,880,000
NORTH PINE VISTAS METROPOLITAN DISTRICT #2 – SENIOR 2016A	12/1/2046	6.75%	6,735,000	5,458,381
NORTH PINE VISTAS METROPOLITAN DISTRICT #2 – SUBORDINATE 2016B(g)	12/15/2046	8.50%	1,810,000	1,513,432

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
NORTH PINE VISTAS METROPOLITAN DISTRICT #3 – SENIOR 2016A	12/1/2036	6.00%	$3,393,000	$3,463,914
NORTH PINE VISTAS METROPOLITAN DISTRICT #3 – SUBORDINATE 2016B(g)	12/15/2046	8.25%	1,188,000	1,215,490
OVERLOOK METROPOLITAN DISTRICT – SENIOR 2016A	12/1/2046	5.50%	1,500,000	1,531,155
PAINTED PRAIRIE PUBLIC IMPROVEMENT AUTHORITY	12/1/2029	4.00%	1,000,000	1,025,020
PALISADE METROPOLITAN DISTRICT #2	12/1/2031	4.38%	3,105,000	3,133,224
PALISADE PARK NORTH METROPOLITAN DISTRICT #1 – SENIOR 2016A	12/1/2046	5.88%	2,075,000	2,129,780
PALISADE PARK NORTH METROPOLITAN DISTRICT #1 – SUBORDINATE 2016B(g)	12/15/2046	8.00%	525,000	534,597
PALISADE PARK NORTH METROPOLITAN DISTRICT #2 – SENIOR 2018A	12/1/2047	5.63%	1,745,000	1,809,827
PARKDALE COMMUNITY AUTHORITY SER A	12/1/2040	5.00%	2,140,000	2,167,820
PARKDALE COMMUNITY AUTHORITY SER A	12/1/2050	5.25%	3,335,000	3,378,655
PARKDALE COMMUNITY AUTHORITY SUB SER B(g)	12/15/2050	7.75%	2,424,000	2,448,749
PARKER AUTOMOTIVE METROPOLITAN DISTRICT	12/1/2045	5.00%	2,021,000	2,078,033
PARKER AUTOMOTIVE METROPOLITAN DISTRICT SUB SERIES 2018B(g)	12/15/2032	8.00%	3,785,000	3,903,092
PIONEER METROPOLITAN DISTRICT #3(g)	12/1/2046	6.50%	3,781,000	3,810,643
THE PLAZA METROPOLITAN DISTRICT #1	12/1/2022	5.00%	500,000	522,470
THE PLAZA METROPOLITAN DISTRICT #1	12/1/2040	5.00%	7,850,000	7,999,464
POTOMAC FARMS METROPOLITAN DISTRICT – SERIES 2007A	12/1/2037	7.25%	2,340,000	2,112,950
POTOMAC FARMS METROPOLITAN DISTRICT – SERIES 2007B	12/1/2023	7.63%	229,000	224,612
PROMENADE AT CASTLE ROCK METROPOLITAN DISTRICT #1 – SERIES A	12/1/2025	5.13%	500,000	516,525
PROMENADE AT CASTLE ROCK METROPOLITAN DISTRICT NO. 1	12/1/2039	5.75%	7,100,000	7,329,472
PUBLIC FINANCE AUTH CHARTER SCHOOL-COLORADO SPRINGS	7/1/2029	4.95%	6,620,000	6,644,759
PUBLIC FINANCE AUTH CHARTER SCHOOL-FT COLLINS, A	7/1/2029	4.95%	21,320,000	21,399,737
PUBLIC FINANCE AUTH CHARTER SCHOOL-DOUGLAS CNTY	7/1/2029	4.95%	14,620,000	14,674,679

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
PUBLIC FINANCE AUTH CHARTER SCHOOL-DOUGLAS CNTY TXBL	7/1/2026	4.95%	$3,310,000	$3,193,687
PUBLIC FINANCE AUTH CHARTER SCHOOL-FT COLLINS	7/1/2029	4.95%	10,720,000	10,760,093
PUBLIC FINANCE AUTH CHARTER SCHOOL-WINDSOR	7/1/2029	4.95%	13,210,000	13,259,405
PFA AURORA CHARTER SCHOOL BC PROJ, SER B – FED EXEMPT/STATE TAXABLE	7/1/2029	4.75%	18,365,000	17,889,347
PUBLIC FINANCE AUTHORITY – COLORADO SKIES ACADEMY CHARTER SCHOOL, SER A	7/1/2025	5.63%	10,290,000	10,304,612
PFA DOUGLAS COUNTY CHARTER SCHOOL BC, SER 2020A	7/1/2029	4.65%	30,830,000	29,900,784
PUBLIC FINANCE AUTHORITY – MONUMENT ACADEMY SER. 2019A	6/1/2026	5.00%	28,725,000	28,744,246
RAVENNA METROPOLITAN DISTRICT CONV CABS – SUBORDINATE SERIES 2017B(d)	12/15/2026	7.50%	8,000,000	8,087,600
REATA RIDGE VILLAGE METROPOLITAN DISTRICT NO. 2	12/1/2049	5.00%	900,000	919,503
RENDEZVOUS METROPOLITAN DISTRICT NO 4 – SUBORDINATE, SERIES 2018B(g)	10/15/2048	8.00%	1,189,000	1,206,657
REX RANCH METROPOLITAN DISTRICT – SUBORDINATE 2018B(g)	12/15/2047	7.88%	445,000	457,883
RICHARDS FARM METROPOLITAN DISTRICT #2 – SENIOR SERIES 2015A	12/1/2045	5.75%	1,400,000	1,453,998
RIVERDALE PEAKS II METROPOLITAN DISTRICT	12/1/2025	6.40%	930,000	465,000
RIVERDALE PEAKS II METROPOLITAN DISTRICT	12/1/2035	6.50%	1,135,000	567,500
ROSE HILL ACRES METROPOLITAN DISTRICT, SER A	12/1/2050	5.00%	2,990,000	3,056,528
ROSE HILL ACRES METROPOLITAN DISTRICT, SER B SUB(g)	12/15/2050	8.75%	910,000	914,295
ROUTT CNTY LID – SERIES 2004A	8/1/2024	6.50%	68,000	68,991
ROXBOROUGH VILLAGE METROPOLITAN DISTRICT – SERIES 1993B P/O(e)(i)(j)	12/31/2021	0.00%	76,473	44,010
ROXBOROUGH VILLAGE METROPOLITAN DISTRICT – SERIES 1993B I/O(f)(i)	12/31/2042	0.00%	242,645	26,691
SABELL METROPOLITAN DISTRICT, SER 2020 B3 SUBS(g)	12/15/2050	8.25%	605,000	606,482

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
SIERRA RIDGE METROPOLITAN DISTRICT #2 – SENIOR SERIES 2016A	12/1/2031	4.50%	$1,000,000	$1,017,800
SIERRA RIDGE METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2016B(g)	12/15/2046	7.63%	1,500,000	1,536,510
SOLARIS METROPOLITIAN DISTRICT #3 – SUBORDINATE SERIES 2016B(g)	12/15/2046	7.00%	1,000,000	1,009,420
SOLITUDE METROPOLITAN DISTRICT(j)	12/1/2026	7.00%	3,520,000	2,288,000
SORREL RANCH METROPOLITAN DISTRICT	12/1/2036	5.75%	5,906,000	5,921,237
SOUTHGLENN METROPOLITAN DISTRICT	12/1/2021	3.00%	936,000	932,930
SOUTHSHORE METROPOLITAN DISTRICT #2 CONV CABS(d)	12/1/2042	6.50%	7,205,000	7,493,272
SOUTHSHORE METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2017(g)	12/15/2042	7.75%	5,202,000	5,420,172
SPRING VALLEY METROPOLITAN DISTRICT NO. 4	12/1/2040	5.00%	1,410,000	1,433,434
SPRING VALLEY METROPOLITAN DISTRICT NO. 4	12/1/2050	5.13%	1,775,000	1,795,058
SPRING VALLEY METROPOLITAN DISTRICT NO. 4 SUB(g)	12/15/2050	7.63%	2,811,000	2,835,568
ST VRAIN LAKES METROPOLITAN DISTRICT #2 – SENIOR SERIES 2017A	12/1/2037	5.00%	1,500,000	1,538,370
ST VRAIN LAKES METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2017B(g)	12/15/2047	7.63%	1,083,000	1,119,681
STC METROPOLITAN DISTRICT NO. 2, SER A	12/1/2029	4.00%	1,615,000	1,623,737
STC METROPOLITAN DISTRICT NO. 2	12/1/2038	5.00%	8,160,000	8,376,648
STC METROPOLITAN DISTRICT, SER 2019 SUBS(g)	12/15/2049	8.00%	3,954,000	3,927,864
STERLING RANCH COMMUNITY AUTHORITY BOARD – SENIOR SERIES 2015A	12/1/2035	5.50%	2,195,000	2,265,021
STERLING RANCH COMMUNITY AUTHORITY BOARD – SENIOR SERIES 2015A	12/1/2045	5.75%	3,000,000	3,096,090
STERLING RANCH COMMUNITY AUTHORITY BOARD – SUBORDINATE SERIES 2015B(g)	12/15/2045	7.75%	1,045,000	1,078,221
STETSON RIDGE METROPOLITAN DISTRICT NO. 3, SUBS(g)	12/15/2042	7.50%	482,000	487,504
STONE RIDGE METROPOLITAN DISTRICT #2	12/1/2031	0.00%	11,896,000	1,903,360
TABLE MOUNTAIN METROPOLITAN DISTRICT – SENIOR SERIES 2016A	12/1/2045	5.25%	1,605,000	1,645,077
TABLE MOUNTAIN METROPOLITAN DISTRICT – SUBORDINATE SERIES 2016B(g)	12/15/2045	7.75%	570,000	586,450

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
TALLYN’S REACH METROPOLITAN DISTRICT #3	11/1/2038	5.13%	$2,070,000	$2,111,297
TALLYN’S REACH METROPOLITIAN DISTRICT #3 – SUBORDINATE SERIES 2016A(g)	11/1/2038	6.75%	715,000	731,667
THOMPSON CROSSING METROPOLITAN DISTRICT NO #4	12/1/2039	5.00%	1,410,000	1,481,346
THOMPSON CROSSING METROPOLITAN DISTRICT NO. 4	12/1/2049	5.00%	1,315,000	1,343,457
TRAILS AT CROWFOOT METROPOLITAN DISTRICT NO 3(g)	12/15/2049	9.00%	3,135,000	3,165,378
VDW METROPOLITAN DISTRICT #2 – SUBORDINATE SERIES 2016B(g)	12/15/2045	7.25%	1,934,000	1,998,267
VALAGUA METROPOLITAN DISTRICT	12/1/2037	0.00%	11,500,000	2,196,500
VILLAS EASTLAKE RESERVOIR METROPOLITAN DISTRICT – SUBORDINATE SERIES 2016B(g)	12/15/2046	8.00%	355,000	360,744
WESTCREEK METROPOLITAN DISTRICT NO 2	12/1/2048	5.38%	1,300,000	1,338,506
WESTOWN METROPOLITAN DISTRICT – SENIOR SERIES 2017A	12/1/2047	5.00%	1,400,000	1,425,396
WHISPERING PINES METROPOLITAN DISTRICT #1 – SENIOR SERIES 2017A	12/1/2037	5.00%	2,000,000	2,062,520
WHITE BUFFALO METROPOLITAN DISTRICT, NO. 3	12/1/2050	5.50%	2,780,000	2,865,596
WILD PLUM METROPOLITAN DISTRICT, SER A	12/1/2049	5.00%	595,000	626,035
WILLOW SPRINGS METROPOLITAN DISTRICT, SER 2019B SUBORDINATES(g)	12/15/2049	7.75%	650,000	654,284
WYNDHAM HILL METROPOLITAN DISTRICT NO. 2 2020B SUBS(g)	12/15/2049	7.63%	9,600,000	10,188,480

Colorado (amortized cost $755,830,970)			809,294,979	749,842,649

Colorado Municipal Bonds (amortized cost $755,830,970)			$809,294,979	$749,842,649

Short-Term Municipal Bonds 8.2%

Multi-State 52.3%
FREDDIE MAC VR AMT TAX (LOC 6)	5/15/2046	0.18%	$8,775,000	$8,775,000
FREDDIE MAC AMT (LOC 6)	11/15/2036	0.15%	11,711,000	11,711,000
FREDDIE MAC VR AMT (LOC 6)	6/15/2036	0.15%	22,220,000	22,220,000
FREDDIE MAC VR (LOC 6)	12/15/2045	0.15%	19,115,000	19,115,000

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Short-Term Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Multi-State (Continued)
SUNAMERICA TRUST CLASS A – SERIES 2001-2 AMT TAX (LOC 6)	7/1/2041	0.18%	$2,675,000	$2,675,000

Multi-State (amortized cost $64,496,000)			64,496,000	64,496,000

Colorado 47.7%
BOULDER CO HSG AUTH MF BROADWAY EAST APTS (LOC 3)	9/1/2037	0.16%	1,620,000	1,620,000
BOULDER COUNTY – BOULDER COLLEGE OF MASSAGE(a)(j)	10/15/2031	0.00%	4,315,000	4,315,000
BROOMFIELD URBAN RENEWAL AUTHORITY (LOC 1)	12/1/2030	0.20%	8,720,000	8,720,000
CECFA – ABILITIES CONNECTION CHARTER SCHOOL	10/22/2020	5.85%	30,825,000	30,054,375
COLORADO HOUSING & FINANCE AUTHORITY – SERIES 2007A (LOC 3)	1/1/2032	0.16%	5,940,000	5,940,000
COLORADO SPRINGS UTILITIES (LOC 3)	11/1/2041	0.12%	1,300,000	1,300,000
JEFFCO BUSINESS CENTER METROPOLITAN DISTRICT #1(j)	5/1/2021	0.00%	1,006,000	1,006,000
MESA COUNTY -ENSTROM CANDIES INC PROJ (LOC 7)	7/1/2022	0.33%	235,000	235,000
SHERIDAN REDEVLOPMENT AGENCY – SERIES 2011A-1 (LOC 5)	12/1/2029	0.15%	5,600,000	5,600,000

Colorado (amortized cost $59,055,000)			59,561,000	58,790,375

Short-Term Municipal Bonds (amortized cost $123,551,000)			$124,057,000	$123,286,375

Other Municipal Bonds 6.3%

South Dakota 68.0%
FLANDREAU SANTEE SIOUX TRIBE	1/1/2036	5.75%	$6,055,000	$5,229,280
FLANDREAU SANTEE SIOUX TRIBE	1/1/2026	5.00%	3,240,000	3,080,138
FLANDREAU SANTEE SIOUX TRIBE	1/1/2031	5.50%	3,565,000	3,206,896
FLANDREAU SANTEE SIOUX TRIBE TE SERIES 2018B	1/1/2038	6.00%	6,120,000	5,756,411
FLANDREAU SANTEE SIOUX TRIBE TE SERIES 2018C	1/1/2038	6.00%	5,450,000	5,126,216
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2023	8.28%	875,000	879,760

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

South Dakota (Continued)
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2024	8.28%	$950,000	$956,707
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2025	8.28%	1,030,000	1,038,096
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2026	8.28%	1,115,000	1,122,169
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2027	8.28%	1,205,000	1,215,375
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2028	8.28%	1,305,000	1,315,453
FLANDREAU SANTEE SIOUX TRIBE TAXABLE SERIES 2018A	1/1/2033	8.28%	8,670,000	8,641,129
LOWER BRULE SIOUX TRIBE	3/1/2025	5.88%	1,260,000	1,177,886
OGLALA SIOUX TRIBE OF PINE RIDGE	10/1/2022	5.00%	1,050,000	1,050,987
OGLALA SIOUX TRIBE, SERIES 2018	7/1/2028	5.50%	3,300,000	3,275,085
OGLALA SIOUX TRIBE, SERIES 2018	7/1/2037	6.00%	9,270,000	8,754,959
OGLALA SIOUX TRIBE, SERIES 2018B	9/1/2041	6.50%	6,360,000	6,217,536
OGLALA SIOUX TRIBE OF PINE RIDGE	10/1/2024	5.50%	1,985,000	1,985,556
OGLALA SIOUX TRIBE, SERIES 2018C	10/1/2026	8.00%	800,000	854,120
OGLALA SIOUX TRIBE, SERIES 2020	3/1/2022	4.00%	700,000	700,000
OGLALA SIOUX TRIBE, SER 2019A	10/1/2027	4.50%	2,370,000	2,280,438

South Dakota (amortized cost $66,660,806)			66,675,000	63,864,195

Puerto Rico 11.3%
COMMONWEALTH OF PUERTO RICO(a)	7/1/2035	8.00%	2,500,000	1,587,500
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2034	4.50%	277,000	289,005
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2040	4.55%	140,000	144,728
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2053	4.75%	1,028,000	1,069,130
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2058	5.00%	2,600,000	2,748,434
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2024	0.00%	140,000	129,265
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2027	0.00%	267,000	226,651

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Puerto Rico (Continued)
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2029	0.00%	$260,000	$204,599
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2031	0.00%	336,000	245,273
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2033	0.00%	378,000	252,992
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2046	0.00%	3,597,000	1,015,469
PUERTO RICO SALES TAX FINANCING CORP RESTRUCTURED SER 2019 A-1	7/1/2051	0.00%	2,930,000	598,804
PUERTO RICO SALES TAX FING CORP TAX REV DTD 8/1/2019 4.329% SER A-2 7/1/2040	7/1/2040	4.33%	1,424,000	1,451,298
PUERTO RICO SALES TAX FING CORP TAX REV DTD 8/1/2019 4.536% SER A-2 7/1/2053	7/1/2053	4.54%	43,000	44,115
PUERTO RICO SALES TAX FING CORP TAX REV DTD 8/1/2019 4.784% SER A-2 7/1/2058	7/1/2058	4.78%	571,000	595,467

Puerto Rico (amortized cost $9,520,640)			16,491,000	10,602,731

Oregon 6.2%
MULTNOMAH CITY HOSPITAL FACILITY ODD FELLOWS	10/1/2023	5.45%	5,815,000	5,815,000

Oregon (amortized cost $5,815,000)			5,815,000	5,815,000

Arizona 5.4%
HERITAGE ACADEMY CHARTER SCHOOL MARICOPA COUNTY	7/1/2027	5.25%	5,000,000	5,089,400

Arizona (amortized cost $5,000,000)			5,000,000	5,089,400

Multi-State 5.2%
FREDDIE MAC(g)(j)	1/1/2037	9.75%	4,904,915	4,904,915

Multi-State (amortized cost $4,904,915)			4,904,915	4,904,915

Washington 2.3%
TACOMA CONSOLIDATED LID	4/1/2043	5.75%	2,185,000	2,186,398

Washington (amortized cost $2,045,947)			2,185,000	2,186,398

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Missouri 1.1%
KANSAS CITY INDL DEV AUTH	1/1/2028	6.75%	$190,000	$190,754
ST LOUIS INDL DEV AUTH SR HSG – SENIOR SERIES 2005A	5/1/2027	6.75%	852,000	831,245

Missouri (amortized cost $1,042,000)			1,042,000	1,022,000

Oklahoma 0.5%
HASKELL CNTY PUBLIC FAC.	4/1/2024	5.25%	450,000	457,025

Oklahoma (amortized cost $450,000)			450,000	457,025

Other Municipal Bonds (amortized cost $95,439,307)			$102,562,915	$93,941,664

Colorado Capital Appreciation and Zero Coupon Bonds 4.5%

Colorado 100.0%
BELLA MESA METROPOLITAN DISTRICT CONV CABS SER A	12/1/2049	0.00%	$3,780,000	$2,790,812
CONIFER METROPOLITAN DISTRICT(a)(d)(j)	12/1/2031	0.00%	7,470,000	2,988,000
COPPERLEAF METROPOLITAN DISTRICT NO 3 SERIES 2019B SUBORDINATES	12/15/2049	5.00%	510,000	519,455
PV-ERU HOLDING TRUST(a)	12/15/2037	0.00%	14,000,000	2,940,000
PV-ERU HOLDING TRUST(a)	2/14/2039	0.00%	710,000	149,100
PV-ERU HOLDING TRUST(a)	2/14/2039	0.00%	3,122,000	655,620
PV-ERU HOLDING TRUST(a)	2/14/2039	0.00%	13,168,000	2,765,280
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017A(d)	12/1/2046	5.00%	33,685,000	33,957,175
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2021	0.00%	15,000	14,232
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2022	0.00%	170,000	154,154
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2023	0.00%	325,000	281,444
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2024	0.00%	490,000	404,804
RAVENNA METROPOLITAN DISTRICT CONV CABS – SERIES 2017 SUPPLEMENTAL B(d)	12/1/2025	0.00%	585,000	460,688
SOUTHSHORE METROPOLITAN DISTRICT NO. 2 SUB B(g)	12/15/2041	4.13%	9,690,000	11,174,896
STC METROPOLITAN DISTRICT NO. 2, SER A	12/1/2025	3.00%	555,000	540,936

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Capital Appreciation and Zero Coupon Bonds (Continued)		Maturity	Coupon	Principal	Value

Colorado (Continued)
STERLING RANCH METROPOLITAN DISTRICT #2 CONV CAB(d)		12/1/2045	0.00%	$6,685,000	$6,626,506
WILDWING METROPOLITAN DISTRICT #1(d)		12/1/2023	0.00%	950,000	753,274

Colorado (amortized cost $72,826,669)				95,910,000	67,176,376

Colorado Capital Appreciation and Zero Coupon Bonds (amortized cost $72,826,669)				$95,910,000	$67,176,376

Colorado Taxable Certificates/Notes/Bonds 0.5%

Colorado 100.0%
PUBLIC FINANCE AUTH CHARTER SCHOOL-COLORADO SPRINGS TXBL		7/1/2026	7.00%	$5,975,000	$5,970,579
PFA AURORA CHARTER SCHOOL BC PROJECT SER C – TAXABLE		7/1/2029	7.00%	1,235,000	1,180,327
TABERNASH POLE CREEK NOTE(a)(j)		12/31/2020	0.00%	227,347	88,199

Colorado (amortized cost $7,437,347)				7,437,347	7,239,104

Colorado Taxable Certificates/Notes/Bonds (amortized cost $7,437,347)				$7,437,347	$7,239,104

Total investments, at value (amortized cost $1,055,085,293)	69.7%				$1,041,486,168
Other assets net of liabilities	30.3%				452,991,032

Net Assets	100.0%				$1,494,477,200

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(a)	Defaulted or non-income producing based upon the financial condition of the issuer (see note 2 in notes to financial statements).

(b)	Originally issued as general obligation bonds but are now pre-refunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c)	Represents securities whose blended characteristics are reflective of a zero coupon bond and a step rate bond. Interest rate shown represents effective yield at acquisition.

(d)	Interest rate shown for capital appreciation and zero coupon bonds represents the effective yield at the date of acquisition.

(e)

Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f)

Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g)	Interest rate disclosed for cash flow bond represents the effective yield at September 30, 2020. Income on this security is derived from the cash flow of the issuer.

(h)	Represents current interest rate for a step rate bond. No step rate bonds were owned by the Fund at September 30, 2020.

(i)

Terms of security have been restructured since the original issuance. The total face amount of all such restructured securities approximates $10,925,563 and a value of $7,037,979 or less than 1.0% of net assets, as of September 30, 2020.

(j)	Securities valued at fair value (see note 2 in notes to financial statements).

(k)	See note 7 in notes to financial statements for further information on purchase accrued interest related to these bonds.

(l)

The Fund has entered into a forbearance agreement under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time (see note 2 in notes to financial statements).

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(LOC)

These securities are Variable Rate Demand Obligations (“VRDO”) with scheduled principal and interest payments that have a guaranteed liquidity provider in the form of a letter of credit. These obligations bear interest at a rate that resets daily or weekly (see note 2 in notes to financial statements). The numbered list below corresponds to the liquidity provider associated with the respective LOC.

1. BNP Paribas

2. FHLB Topeka

3. US Bank, N. A.

4. Royal Bank of Canada

5. JPMorgan Chase Bank, N.A.

6. Freddie Mac

7. Wells Fargo Bank, N.A.

The following abbreviations are used in the descriptions of securities included in the Schedule of Investments:

CABS — Capital Appreciation Bonds

CONV — Convertible

I/O — Interest Only

L/D — Local Improvement District

P/O — Principal Only

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Assets and Liabilities

September 30, 2020

ASSETS
Investments, at value (amortized cost 1,055,085,293)	$1,041,486,168
— see accompanying schedule
Cash	276,862,047
Interest receivable	105,323,723
Purchase accrued interest (note 7)	91,434,207
Receivable for shares of beneficial interest sold	118,093

TOTAL ASSETS	1,515,224,238

LIABILITIES
Payables and other liabilities:
Dividends payable	2,332,665
Payable for shares of beneficial interest redeemed	7,456
Management fees payable	610,725
Accrued expenses payable	181,192
Bonds payable	17,615,000

TOTAL LIABILITIES	20,747,038

NET ASSETS	$1,494,477,200

COMPOSITION OF NET ASSETS
Paid-in capital	$1,505,432,133
Accumulated net realized gain	2,644,192
Net unrealized depreciation of investments	(13,599,125)

NET ASSETS	$1,494,477,200

NET ASSET PRICE AND REDEMPTION PRICE PER SHARE (based on 162,044,916 shares of beneficial interest outstanding at September 30, 2020 unlimited number of no par value shares authorized)	$9.22

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 4.75% of offering price)	$9.68

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2020

INVESTMENT INCOME
Interest	$66,487,584
EXPENSES
Management fees (note 4)	7,250,672
Custodian fees (note 5)	101,456
Legal and auditing fees	581,662
Portfolio pricing fees	31,476
Registration fees	11,346
Shareholders’ reports	94,062
Transfer agency expenses (note 4)	183,000
Trustees’ fees	12,078
Other	127,368

Total expenses	8,393,120
Custody credits (note 5)	(77,300)

Net expenses	8,315,820

NET INVESTMENT INCOME	58,171,764

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,848,139
Net unrealized depreciation on investments	(8,592,447)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,744,308)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,427,456

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statements of Changes in Net Assets

For the Fiscal Year Ended September 30

	2020	2019
FROM OPERATIONS:
Net investment income	$58,171,764	$53,636,191
Net realized gain on investments	1,848,139	791,698
Unrealized appreciation on investments	(8,592,447)	24,972,748

Net increase in net assets resulting from operations	51,427,456	79,400,637

FROM DISTRIBUTIONS TO SHAREHOLDERS: (note 2)
Dividends to shareholders from net investment income	(58,171,764)	(53,636,191)
Net realized gain to shareholders from investment transactions	(781,461)	(7,955,977)

Total distributions to shareholders	(58,953,225)	(61,592,168)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares	191,605,128	181,256,062
Reinvested dividends and distributions	41,141,389	42,167,400
Redemption of shares	(153,440,867)	(84,492,630)

Increase in net assets derived from beneficial interest transactions	79,305,650	138,930,832

Net increase in net assets	71,779,881	156,739,301
NET ASSETS:
Beginning of period	1,422,697,319	1,265,958,018

End of period	$1,494,477,200	$1,422,697,319

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Sales charges are not reflected in the total returns.

	For the Fiscal Year Ended September 30
	2020	2019	2018	2017	2016
For a share outstanding throughout the period
Net asset value, beginning of period	$9.25	$9.13	$9.05	$9.18	$9.14

Income From Investment Operations
Net investment income(1)	0.37	0.37	0.36	0.41	0.39
Net gain or (loss) on investments (both realized and unrealized)	(0.03)	0.17	0.10	(0.06)	0.06

Increase from investment operations	0.34	0.54	0.46	0.35	0.45
Less Distributions
Dividends to shareholders from net investment income	(0.37)	(0.37)	(0.36)	(0.41)	(0.39)
Distributions from realized capital gains	$—	$(0.05)	$(0.02)	$(0.07)	$(0.02)

Total Distributions	(0.37)	(0.42)	(0.38)	(0.48)	(0.41)

Net increase (decrease) in net asset value	(0.03)	0.12	0.08	(0.13)	0.04

Net Asset Value, end of period	$9.22	$9.25	$9.13	$9.05	$9.18

Total Return, at Net Asset Value(2)	3.83%	6.09%	5.29%	4.03%	5.07%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income	4.02%	4.02%	4.00%	4.54%	4.29%
Total expenses	0.58%	0.55%	0.56%	0.62%	0.56%
Net expenses	0.57%	0.55%	0.56%	0.61%	0.55%
Net assets, end of period (000s)	$1,494,477	$1,422,697	$1,265,958	$1,137,817	$1,062,007

Portfolio turnover rate(3)	22.54%	9.62%	27.02%	8.77%	16.77%

(1)	Net investment income per share was calculated using an average shares method.

(2)

Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3)

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the value of portfolio securities owned during the period. Sales of securities include the proceeds of securities that have been called or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended September 30, 2020 were $265,352,568 and $204,954,437 respectively.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements

(1)	Organization

Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund’s investment adviser is Freedom Funds Management Company (“Freedom Funds”).

(2)	Summary of Significant Accounting Policies

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. These financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of finanacial position and results of operations for the reporting period. The following summarizes the significant accounting policies of the Fund:

(a)	Investment Valuation and Risk

Securities for which there is no last sales price are valued by an independent pricing service based on evaluated prices which considers such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are fair valued by management.

Securities for which market quotations are not readily available (or management considers otherwise are no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings are valued at current market quotations or amortized cost, whichever management believes best approximates fair value.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk and market risk. The Fund invests in non-rated securities which may be subject to a greater degree of credit risk and risk of loss of income and principal and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund concentrates its investments in Colorado and, therefore, may be impacted by specific events, issuers or factors affecting Colorado. The Fund has more credit risk related to the economic conditions of Colorado than a portfolio with a broader geographical diversification.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Accounting Standards Codification (“ASC”) 820 Fair Value Measurements and Disclosures establishes a fair value hierarchy that classifies securities based on valuation techniques used to measure fair value and distinguish between observable inputs (market data obtained from independent sources) and the reporting entities own assumptions, which are not readily observable to market participants. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 Inputs:    Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs:    Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 Inputs:    Significant unobservable inputs for the asset or liability including management’s own assumptions. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

The following table summarizes the valuation of the Fund’s investments as defined by ASC 820 hierarchy levels as of September 30, 2020:

Valuation Inputs Summary

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/ Bonds	Total Securities September 30, 2020
Level 1 Securities	$—	$—	$—	$—	$—	$—
Level 2 Securities	737,133,985	117,965,375	89,036,749	64,188,376	7,150,905	1,015,475,390
Level 3 Securities	12,708,664	5,321,000	4,904,915	2,988,000	88,199	26,010,778

Totals	$749,842,649	$123,286,375	$93,941,664	$67,176,376	$7,239,104	$1,041,486,168

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/Bonds	Totals
Level 3 Beginning Balance September 30, 2019	$13,714,070	$4,315,000	$4,904,915	$2,988,000	$88,199	$26,010,184
Unrealized Losses	(23,356)	—	—	—	—	(23,356)
Unrealized Gains	—	—	—	—	—	—
Realized Losses	—	—	—	—	—	—
Realized Gains	43,499	—	—	—	—	43,499
Purchases	27,903	—	—	—	—	27,903
Sales	(47,452)	—	—	—	—	(47,452)
Transfers In to Level 3*	6,200	1,006,000	—	—	—	1,012,200
Transfers Out of Level 3*	(1,012,200)	—	—	—	—	(1,012,200)

Balance as of September 30, 2020	$12,708,664	$5,321,000	$4,904,915	$2,988,000	$88,199	$26,010,778

* Transfers from Level 2 to Level 3 are because of a lack, or change of observable inputs or reduced market data reliability. Transfers from Level 3 to Level 2 are the result of observable inputs becoming available or increased market data reliability. The Fund’s policy is to recognize transfers into and out of Level 3 when management becomes aware of a change to significant observable input or market data reliability.

From September 30, 2019 to September 30, 2020, there were no Level 1 Securities.

Significant Unobservable Inputs Quantitative Disclosure

Level 3 Securities*	Fair Value as of September 30, 2020	Valuation Technique(s)**	Unobservable Inputs	Low	High	Weighted Average
Colorado Municipal Bonds	$12,708,664	discounted cash flow	probability of default	5.00%	100.00%	33.07%
		consensus pricing	Bond Dealer #1	9.00%	100.00%	66.92%
Short-Term Municipal Bonds	5,321,000	discounted cash flow	probability of default	5.00%	10.00%	5.95%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
Other Municipal Bonds	4,904,915	discounted cash flow	probability of default	1.00%	1.00%	1.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
Colorado Capital Appreciation and Zero Coupon Bonds	2,988,000	discounted cash flow	probability of default	100.00%	100.00%	100.00%
		consensus pricing	Bond Dealer #1	40.00%	40.00%	40.00%
Colorado Taxable Certificates/Notes/Bonds	88,199	discounted cash flow	probability of default	100.00%	100.00%	100.00%
		consensus pricing	Bond Dealer #1	39.00%	39.00%	39.00%

Total Level 3 Securities at September 30, 2020	$26,010,778

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are collateral value, probability of default, and loss severity in the event of default. Any changes in unobservable inputs may result in substantial changes to fair value measurements.

* The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2(a). The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

** Other unobservable inputs used in the discounted cash flow technique include collateral value and loss severity. These unobservable inputs are specific to the characteristics of each security being valued.

(b)	Cash

The Fund continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of September 30, 2020, and periodically throughout the year, the Fund has maintained balances in various operating accounts in excess of federally insured limits.

(c)	Income Tax Information and Distributions to Shareholders

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all its net investment income and any net realized gain on investments not offset by capital loss carryforwards to shareholders. The Fund distributes investment income monthly and due to the tax-exempt nature of its investments, the income is generally non-taxable to the shareholders. The Fund distributes net realized capital gains, if any, to its shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of tax allocations.

Management has reviewed the Fund’s tax position for all open tax years. As of September 30, 2020, the Fund did not have a liability for any unrecognized tax obligations. The fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the Statement of Operations. The Fund has no examinations in progress.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains were as follows during the Fund’s tax years ended September 30, 2020 and September 30, 2019:

	2020	2019
Undistributed net tax-exempt income	$—	$—
Undistributed net ordinary income*	282,449	22,951
Undistributed net long-term capital gain	1,514,478	748,825

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The tax character of distributions paid during the Fund’s tax years ended September 30, 2020 and September 30, 2019 was designated for purposes of the dividends paid deduction as follows:

	2020	2019
Distributions from net tax-exempt income*	$56,376,378	$51,436,656
Distributions from net ordinary income**	1,632,937	2,939,127
Distributions from net long-term capital gain	748,825	6,583,725

* The Fund hereby designates this amount paid during the fiscal year ended September 30, 2020, as Exempt Interest Dividends.

** Net ordinary income consists of taxable market discount income, taxable interest income and net short-term gains, if any.

At September 30, 2020, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$1,055,085,293

Gross unrealized appreciation	$26,346,934
Gross unrealized depreciation	(39,946,059)

Net unrealized depreciation of investments	$(13,599,125)

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years. At September 30, 2020, the Fund did not have any capital loss carryforwards.

(d)	Defaulted or Non-income Producing Investments

The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund’s investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount of bonds for which the accrual of interest income has been discontinued approximates $67,372,347 and such bonds have a value of $20,823,549 or 1.39% of net assets, as of September 30, 2020. These securities have been identified in the accompanying Schedule of Investments.

The Fund has entered into forbearance agreements with one district under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time. Face amount of the bonds for which the Fund has entered into forbearance agreements total $27,375,000 and have a value of $15,056,250 or 1.01% of net assets, as of September 30, 2020. These securities have been identified in the Schedule of Investments.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(e)	Investment Transactions and Revenue Recognition

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Purchases and sales of securities, other than short-term securities, aggregated to $265,352,568 and $204,954,437 respectively.

Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income is recorded on the accrual basis.

Variable Rate Demand Obligations (“VRDO”) purchased by the Fund are floating rate obligations that have a nominal long-term maturity but have a coupon rate that is reset periodically (e.g., daily or weekly). The investor has the option to put the issue back to the trustee or tender agent at any time with specified (e.g., seven days) notice; accordingly the Fund treats these obligations as short-term holdings. On September 30, 2020, the interest rates paid on these obligations ranged from 0.12% to 0.33%.

(f)	Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

(g)	Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and may increase or decrease in value prior to the delivery date. The Fund maintains segregated assets with a value equal to or greater than the amount of its purchase commitments. As of September 30, 2020, the Fund held $17,615,000 in when-issued securities.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(3)	Shares of Beneficial Interest

The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Years Ended September 30,
	2020		2019
	Shares	Amount	Shares	Amount
Shares sold	20,938,233	$191,605,817	19,795,766	$181,256,062
Dividends reinvested	4,497,685	41,141,389	4,615,031	42,167,400

	25,435,918	232,747,206	24,410,797	223,423,462
Shares redeemed	(17,162,039)	(153,441,639)	(9,231,647)	(84,492,630)

Net increase in shares outstanding	8,273,879	$79,305,567	15,179,150	$138,930,832

(4)	Management Fees and Other Transactions with Affiliates

Management fees paid to Freedom Funds were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. Freedom Funds pays all expense associated with advertising, marketing, and distributing the Fund’s shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. Freedom Funds provided certain transfer agency and shareholder services as part of the management fee arrangement for the period ended September 30, 2020. Transfer agency expenses on the Statement of Operations represent direct expenses charged to the Fund by third parties.

Allen Insurance, an affiliate of the investment adviser, acted as agent for the Fidelity Bond and the Errors and Omissions insurance policy maintained by the Fund and as a result received compensation in the form of commissions. The policies were provided by Traveler’s Insurance Company and all the commissions referred to above were paid by Travelers. Allen Insurance received no compensation directly from the assets of the Fund.

The Fund does not have any Trustees who are affiliated with the Adviser or Distributor. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund does not reimburse the Adviser for any compensation or fees associated with the Chief Compliance Officer.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(5)	Custody Credits

Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the Fund’s custodian bank, UMB Bank, N.A. The earnings credits resulted in offsetting custodian fees of $77,300 for the period ended September 30, 2020.

(6)	Indemnification

From time to time the Fund may be involved in certain disputes and legal actions arising in the ordinary course of its business. While it is not feasible to predict or determine the outcome of these proceedings, in management’s opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on its financial position or results of operations. However, litigation is subject to inherent uncertainties, and an adverse result in these matters may arise from time to time that may harm the Fund’s business.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(7)	Purchase Accrued Interest

Purchase accrued interest is typically a component of a municipal bond purchase and is paid on settlement date. The accrual period begins on the last interest payment date (or original issue date) and runs through the day immediately preceding the settlement date. The Fund has purchased three bonds from the Meadows Metropolitan Districts No. 1, 2 and 7 with an aggregate balance of purchase accrued of $90,436,317 (98.9% of the September 30, 2020 balance of $91,434,207). Approximately $166,544,705 of additional interest has accrued on the purchase accrued interest since its purchase in 2007. This additional accrued interest has been fair valued in accordance with ASC 820 at approximately $69,965,551 and is included in other assets net of liabilities in the Schedule of Investments. This amount bears interest at the rate of 7.999% and will be received over an uncertain period of years. The value of the Meadows bonds is contained within three separate line items of the financial statements which all relate to a single set of bonds that cannot be sold separately.

(8)	Litigation

The Fund is periodically involved in various legal proceedings. At September 30, 2020, the Fund has a litigation accrual of $348,580 for all pending litigation matters primarily for the purpose of paying lawyer fees. Possible additional amounts cannot be currently estimated but will be set aside as needed. Although there can be no assurances, based on information available, management believes that it is probable that the ultimate outcome of the action described below and other matters that are pending or threatened will not have a material effect on the Fund’s financial condition.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Marin Metropolitan District LTD Tax G.O. Series 2008 Bond

The Fund is the beneficial owner of bonds issued in 2008 (the “Bond”), by Marin Metropolitan District (the “District”), as described more fully in the Fund’s most recent schedule of portfolio holdings for the period ended June 30, 2020, on Form NPORT-EX filed with the Securities and Exchange Commission (“SEC”) on August 27, 2020. The original principal amount of the Bonds was $30,485,000. The current principal amount of the Bonds is $17,485,000. The valuation of these Bonds as of June 30, 2020 was set forth in the schedule of investments included in the Fund’s above referenced Form N-PORT-EX.

On June 1, 2011, Landmark Towers Association, Inc. (“Landmark”), a homeowners association, filed an action on behalf of its members entitled Landmark Towers Ass’n, et al. v. UMB Bank, et al., Case Number 2011-CV-1076 in Arapahoe County District Court, Colorado (“Landmark Litigation”). The complaint filed in the Landmark Litigation sought a temporary restraining order, declaratory relief and permanent injunction against the District, the Fund, and UMB Bank (“UMB”), the trustee, alleging that the taxes imposed by the District pledged to pay the Bonds violated Colorado’s Tax Payer Bill of Rights (“TABOR”).

In August 2011, Landmark sought to freeze approximately $13,000,000 in original proceeds from the sale of the Bonds to the Fund, which moneys were held by UMB as trustee. The District Court denied Landmark’s efforts to freeze the $13,000,000 and allowed those moneys to be paid to the Fund, which reduced the principal amount of the Bonds to the current level.

In July and August of 2013, the District Court held a bench trial regarding Landmark’s claims for declaratory relief and permanent injunction. On September 6, 2013, the District Court issued an order (“Sept. 6 Order”) that the District was properly formed and that the election approving the taxes was proper, but nonetheless held that there were violations of TABOR relating to the property taxes. In particular, the District Court held that (1) bond proceeds were used to pay improper charges of the developer; (2) the taxes exceeded the maximum mill levy for debt service; and (3) the taxes did not benefit the Landmark taxpayers. After holding that the taxes did not provide a benefit to the Landmark taxpayers, the Court enjoined the District from imposing its taxes on the Landmark members for purposes of paying the Bonds (the “Injunction”). The Fund, the District, and UMB filed a motion for reconsideration of the Sept. 6 Order, which the District Court denied in an order dated October 31, 2013 (“Oct. 31 Order”).

While the Fund was not found to be responsible for damages based on the asserted TABOR violations, the District Court on March 10, 2014, entered an order allowing Landmark to pursue claims for fraudulent transfer and constructive trust that could result in the Fund being ordered to pay some or all of the tax refund obligations of the District.

In August 2014, the District Court held a four-day trial on the newly asserted claims against the Fund, and on September 10, 2014, the District Court issued an order (the “Sept. 10 Order”) denying each of the new claims asserted against the Fund. Landmark, however, filed a post-trial motion for reconsideration of the Sept. 10 Order, which motion was denied on November 12, 2014.

The Fund filed a Notice of Appeal of the Sept. 6 Order and the Oct. 31 Order, including the Injunction.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

On April 21, 2016, the Colorado Court of Appeals issued an Opinion (the “April 2016 Opinion”), in which it concluded that the TABOR election held for approving the Bonds and the District’s ad valorem property taxes was invalid because eligible electors were denied the right to vote in the election and that ineligible electors voted in the election. Based on those decisions, the Court of Appeals upheld the injunction against the District, prohibiting it from levying taxes for payment of the Bonds.

The April 2016 Opinion created uncertainty in the Colorado public finance market in that it calls into question the process that is routinely used to qualify electors for special district elections in Colorado. Emergency legislation was introduced in the Colorado legislature to remove the uncertainty and any impact the April 2016 Opinion may have on other special district financings. The Colorado General Assembly unanimously passed the legislation, and it was signed by the Governor on May 18, 2016.

In a further effort to reduce any impact the April 2016 Opinion may have on the Colorado public finance market, the Fund filed a Petition for Rehearing with the Court of Appeals, asking it to withdraw a portion of its April 2016 Opinion as unnecessary. That Petition was filed on May 5, 2016, and was denied on May 12, 2016.

The Fund filed a petition with the Colorado Supreme Court to review the April 2016 Opinion on various grounds. On November 7, 2016, the Supreme Court granted the petition for review. On December 11, 2017, the Supreme Court reversed the April 2016 Opinion on the grounds that all claims challenging the election held by the District in 2007 were barred under C.R.S. § 1-11-213(4) (which requires an election contest to be filed no later than 10 days after the certification of the results of an election). The Supreme Court, however, remanded the case back to the Court of Appeals to decide issues that were not decided in the April 2016 Opinion.

On January 8, 2018, Landmark filed a Petition for Rehearing asking the Supreme Court to reconsider its decision to reverse the April 2016 Opinion. On January 22, 2018, the Supreme Court denied the Petition for Rehearing.

On May 5, 2018, the Court of Appeals issued an opinion on remanded issues (the “May 2018 Opinion”), concluding that the due process rights of the District taxpayers were violated and upholding the injunction that prevents the District from collecting taxes for repayment of the Bonds.

The Fund filed a petition with the Colorado Supreme Court to review the May 2018 Opinion on various grounds. The petition to the Colorado Supreme Court was fully briefed on August 31, 2018. The Colorado Supreme Court denied the petition for review on March 25, 2019.

Because the May 2018 Opinion was based on federal due process, on August 21, 2019, the Fund filed a Petition for Writ of Certiorari with the U.S. Supreme Court seeking review and reversal of the May 2018 Opinion. The U.S. Supreme Court denied the Petition for Writ of Certiorari on November 25, 2019. As a result of the foregoing, the tax revenues originally pledged to pay the Bonds have been reduced, and such reduction may have adverse effects on dividend distributions and net asset values of the Fund.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

A final order and judgment was entered in the Landmark litigation on September 3, 2020. That litigation is now complete. The judgment was entered against Marin Metropolitan District, not the Fund. However, the judgment prevents the District from imposing a mill levy on Landmark property owners for purposes of debt service.

(9)	Subsequent Events

Management has evaluated the possibility of subsequent events in the Fund’s financial statements through the date of issuance. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

A Tax-Exempt Fund

ANNUAL REPORT

September 30, 2020

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (as defined in Item 2 of Form N-CSR), that applies to its President (Principal Executive Officer) and Treasurer (Principal Financial Officer).

(c) There have been no amendments to the code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from the code of ethics.

(f)(3) A copy of the registrant’s code of ethics is available upon request and without charge by calling or writing the registrant at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202, telephone (303) 572-6990 or (800) 572-0069 (outside Denver).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that the registrant does not have an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission pursuant to Item 3 of Form N-CSR, as no single individual appears to meet all of the independence and the financial training/experience qualifications outlined in the instructions to Form N-CSR. The board of trustees, which serves as the audit committee, has determined that it collectively has experience evaluating financial statements and understanding internal control over financial reporting and the audit committee function and has sufficient financial expertise to adequately perform its duties without the addition of an expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees and reimbursable expenses that Plante & Moran, PLLC, the registrant’s independent registered public accounting firm, billed to the registrant during the registrant’s last two fiscal years. For the reporting periods, the audit committee approved in advance all services that Plante & Moran, PLLC provided to the registrant.

The aggregate fees billed by the registrant’s independent registered public accounting firm, for professional services in the registrant’s fiscal years ended September 30, 2020 and 2019 are as follows:

	2020	2019
(a) Audit Fees	$112,000	$109,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

The above “Audit Fees” were billed for amounts related to the audit of the registrant’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The board of trustees serves as the audit committee and pre-approves all audit and non-audit services to be provided by the registrant’s independent registered public accounting firm.

(e)(2) Not applicable.

(f) Not applicable.

(g) No non-audit fees were billed by the registrant’s independent registered public accounting firm for services rendered to the registrant and the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2020 and 2019.

(h) The registrant’s independent registered public accounting firm did not provide any non-audit services to the registrant in the registrant’s fiscal years ended September  30, 2020 and 2019.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Please see the Schedule of Investments contained in the Annual Report included under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant has adopted and maintained disclosure controls and procedures (as such term is defined in Rules 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) that are designed to ensure that information required to be disclosed in the registrant’s reports under the Act, is recorded, processed, summarized and reported within the time periods required under the SEC’s rules and forms and that the information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer to allow for timely decisions regarding required disclosure.

As required by Rule 30a-3(b) of the Act, the registrant carried out an evaluation under the supervision and with the participation of its management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures within the 90-day period prior to the filing date of this report. Based on the foregoing, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Not applicable (See Item 2(f)(3) of this report).
(a)(2)(i)
(99.302)	Interim President’s (Principal Executive Officer) Section 302 Certification
(a)(2)(ii)
(99.302)	Interim Treasurer’s (Principal Financial Officer) Section 302 Certification
(b)
(99.906)	Combined Interim President & Treasurer (Principal Executive Officer and Principal Financial Officer) Section 906 Certification

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Colorado BondShares — A Tax-Exempt Fund

By (Signature and Title)	/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer

Date: December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer) Date: December 4, 2020